UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 18, 2025

Prairie Operating Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-41895	98-0357690
(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive Suite 400 Houston, Texas	77007

(Address of Principal Executive Offices)	(Zip Code)

(713) 424-4247
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Item 4.01	Changes in Registrant’s Certifying Accountant.

Following a competitive request for proposals process, the Audit Committee (the “Audit Committee”) of the Board of Directors of Prairie Operating Co. (the “Company”) approved the engagement of Deloitte & Touche LLP (“Deloitte”), effective September 18, 2025, as its independent registered public accounting firm for the fiscal year ending December 31, 2025. On September 18, 2025, the Audit Committee also approved the dismissal of Ham, Langston & Brezina, L.L.P. (“HL&B”) as independent registered public accounting firm of the Company effective September 18, 2025.

The reports of HL&B on the Company’s financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and 2023, and in the subsequent interim period through June 30, 2025: (i) there were no disagreements (as defined in Item 304(a)(iv) of Regulation S-K and the related instructions) with HL&B on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of HL&B, would have caused HL&B to make reference to the matter in its report and (ii) there were no reportable events (as defined in Item 304(a)(v) of Regulation S-X and the related instructions).

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided HL&B with a copy of the above statements and has requested HL&B to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 22, 2025 is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2024 and 2023, and in the subsequent interim period through June 30, 2025, neither the Company nor anyone acting on the Company’s behalf consulted Deloitte regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter of Ham, Langston & Brezina, L.L.P., dated September 22, 2025

104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2025	Prairie Operating Co.

	By:	/s/ Gregory S. Patton
	Name:	Gregory S. Patton
	Title:	Executive Vice President &
Chief Financial Officer